                                                                    EXHIBIT 10.2



                         REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into this 8th day of June, 2000, by and among FVC.COM, INC., a Delaware corporation (the "COMPANY"), and VULCAN VENTURES INCORPORATED, a Washington corporation ("VULCAN").

        A. Concurrently with the execution of this Agreement, Vulcan is purchasing 27,437 shares of the Company's Series A Convertible Preferred Stock, $.001 par value (the "SERIES A PREFERRED STOCK"), convertible into shares of the Company's Common Stock, $.001 par value (the "COMMON STOCK"), pursuant to that certain Stock Purchase Agreement dated June 8, 2000, between the Company and Vulcan (the "STOCK PURCHASE AGREEMENT"). Pursuant to the Stock Purchase Agreement, the Company is also issuing to Vulcan a warrant (the "VULCAN WARRANT") to purchase additional shares of the Company's Common Stock. Capitalized terms used herein but not defined shall have the meanings set forth for such terms in the Stock Purchase Agreement.

        B. The parties hereto desire to set forth the respective rights of the Company and Vulcan with respect to the registration of the shares of the Company's Common Stock that Vulcan may acquire.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained herein, the parties hereto agree as follows:

        1.     Definitions.

               1.1 As used in this Agreement, the following capitalized terms shall have the following meanings:

               AFFILIATE: A Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, Vulcan; provided that such control relationship involves direct or indirect ownership of at least a majority of the outstanding voting interests of the applicable Person. Without limiting the generality of the foregoing, it is understood that any entity that is majority owned (directly or indirectly) by a Person that directly or indirectly owns a majority of the outstanding voting interests of Vulcan shall be an Affiliate of Vulcan.

               EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time.

               FORM S-3 means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               HOLDERS: Vulcan, all of its Affiliates (including without limitation Paul G. Allen), any Person to which Registrable Securities are transferred by Vulcan and its Affiliates for purposes of Paul G. Allen's estate planning, and any Person to whom

Registrable Securities are transferred by Vulcan and its Affiliates that has registration rights pursuant to Section 10 below.

               MAJORITY HOLDERS: Holders of a majority of the Registrable Securities held by all Holders at the time of any request for registration pursuant to Section 2.1(a).

               PERSON: An individual, corporation, partnership, limited liability company, trust, unincorporated organization or a government or any agency or political subdivision thereof.

               PROSPECTUS: The definitive prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

               REGISTRABLE SECURITIES: Those shares of Common Stock now or hereafter owned of record or beneficially by the Holders (including, without limitation, any shares of Common Stock acquired by the Holders upon conversion of the Series A Preferred Stock or upon exercise of the Vulcan Warrant) plus any shares received with respect to or in replacement of such shares by reason of splits, dividends and recapitalizations and other changes in the Company's capital structure, but excluding any shares which may be then immediately sold to the public without registration pursuant to Rule 144 under the Securities Act.

               REGISTRATION EXPENSES:  See Section 6 hereof.

               REGISTRATION STATEMENT: Any registration statement of the Company filed under the Securities Act which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               SEC: The Securities and Exchange Commission.

               SECURITIES ACT: The Securities Act of 1933, as amended from time to time.

               SELLING HOLDERS: Holders of Registrable Securities who seek to sell such securities under any Registration Statement.

        2.     Registration Rights.

               2.1    Registration Upon Request.

                      (a) At any time beginning on the later of the date that is 180 days after the date hereof, the Majority Holders may request by written notice (a "DEMAND NOTICE") to the Company that the Company effect the registration under the Securities Act of a number of Registrable Securities at least equal to 5% of the shares of the Common Stock then outstanding, stating the intended method of disposition of such shares. The registration rights contemplated by this Section 2.1 may be exercised only three
(3) times by the Majority Holders during the term of this Agreement; provided, however, the request for registration shall not be deemed made if either (i) the Registration Statement does not become effective under the Securities Act (including without limitation if the Selling Holders withdraw the Registration Statement, provided in case of such withdrawal the request for registration will be deemed made by the Majority Holders unless the Selling Holders reimburse the Company for its reasonable expenses in connection with such Registration Statement) or a stop order, injunction or other order interferes or prevents the contemplated method of distribution or (ii) the number of Registrable Securities requested to be included in the registration is reduced by 15% or more pursuant to Section 2.1(c); and provided further that such a demand may not be exercised more than once in any twelve-month period (subject to the same exception set forth in the previous proviso). Within five (5) business days after receipt of a Demand Notice, the Company shall notify all other Holders and offer to them the opportunity to include their Registrable Securities in such registration.

                      (b) Upon receipt of such request, the Company shall, as soon as practicable, prepare and file a Registration Statement with the SEC on an appropriate form under the Securities Act with respect to all of the Registrable Securities that Holders of such securities have requested that the Company register, and use its commercially reasonable efforts to cause such Registration Statement to become effective.

                      (c) In connection with any Registration Statement filed in response to such request, the Company, at its option, may include a primary offering of additional shares of Common Stock and/or may include shares to be sold by other stockholders of the Company; provided, however, that if the managing underwriter of such offering reasonably determines in good faith and delivers to the Selling Holders a written opinion that the number of shares otherwise to be included in the Registration Statement is such that the success of the underwritten offering would be materially and adversely affected and, accordingly, the total number of shares to be included in the Registration Statement is reduced to the amount recommended by such underwriter, then (i) unless the Registration Statement includes all of the Registrable Securities designated for sale by all Selling Holders participating in the demand registration pursuant to Section 2.1(a), the Registration Statement shall not include any shares to be offered by the Company or sold by other stockholders (including other Holders exercising incidental registration rights pursuant to Section 2.2), and (ii) if the Registration Statement does not include all of the Registrable Securities designated for sale by such Selling Holders, the number of Registrable Securities included in the Registration Statement shall be allocated among such Selling Holders pro rata (based on the number of Registrable Securities held by each).

                      (d) Notwithstanding the foregoing, upon delivery of written notice (deliverable no later than 10 days after delivery of the Demand Notice) to the person(s) who delivered the Demand Notice, the Company shall be entitled to postpone filing of the Registration Statement, and may withhold efforts to cause the Registration Statement to become effective, for a reasonable period of time (not to exceed the shorter of 90 days or the Company's termination of consideration of a Company Offering (as defined below) or completion of any Transaction (as defined below), as the case may be) if (i) the Company is contemplating filing a registration statement in connection with the offering of its securities (a "COMPANY OFFERING") within 90 days of delivery of the Demand Notice, or (ii) the Company determines in good faith that a registration pursuant to the Demand Notice might interfere with or adversely affect the negotiations or completion of any transaction that is being contemplated by the Company at the time the right to delay is exercised (a "TRANSACTION"); provided, however, that such deferral may not be utilized more than once in any twelve
(12) month period.

               2.2    Incidental Registration.

                      (a) If at any time after the date hereof the Company proposes to register any shares of Common Stock under the Securities Act (except pursuant to a registration statement (i) on Form S-8, Form S-4 or comparable forms, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the Securities Act), or if any other stockholder is being afforded an opportunity to register shares of Common Stock (including pursuant to Section 2.1(a)), the Company will at each such time give written notice to the Holders (other than Holders participating in a demand registration pursuant to Section 2.1(a)) as provided in Section 11.4 hereof of its intention to do so. Within twenty (20) days after receipt of such notice, such Holders may request that the Company register all or part of the Registrable Securities, stating in such request the intended method of distribution of such securities (the "DESIGNATED SECURITIES"). Upon receipt of such request, the Company shall use its commercially reasonable efforts to effect the registration of the Designated Securities by including the Designated Securities in such Registration Statement.

                      (b) In the event that securities of the same class as the Registrable Securities are being registered by the Company in such Registration Statement and such securities as well as any of the Designated Securities are to be distributed in an underwritten offering, such Designated Securities shall be included in such underwritten offering on the same terms and conditions as the securities being issued by the Company for distribution pursuant to such underwritten offering; provided, however, that if the managing underwriter of such underwritten offering reasonably determines in good faith and advises the parties that the inclusion in such underwritten offering of all the Designated Securities would materially and adversely affect the success of the underwritten offering, then the number of Designated Securities to be included in the Registration Statement shall be reduced to the amount recommended in good faith by and set forth in the opinion of such managing underwriter; provided, further, that as to the Selling Holders exercising incidental registration rights pursuant to this Section 2.2, such reduction shall be pro rata (based on the number of shares held by each) with respect to the Designated Securities with other Persons holding contractual incidental or "piggy-back" registration rights in such underwritten offering.

                      (c) No registration effected under this Section 2.2 shall relieve the Company of its obligations to effect registrations at the request of the Holders under Section 2.1.

               2.3 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on

Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

            (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

            (b) as soon as practicable, use all commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.3:

               (i) If the Company is not qualified as a registrant entitled to use Form S-3;

               (ii) If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,500,000;

               (iii) For the reasons, and under the circumstances described, in
Section 2.1(d), in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.3; provided, however, that such deferral may not be utilized more than once in any twelve (12) month period;

               (iv) If the Company has, within the six (6) month period preceding the date of such request, previously effected a registration pursuant to Section 2.1 or on Form S-3 pursuant to this Section 2.3; or

               (v) Within 180 days after the effective date of any registration statement filed by the Company in connection with a registered public offering of the Company's securities solely for cash, other than a registration (i) on Form S-8, S-4 or comparable forms, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the Securities Act.

        3.     Hold-Back Agreements.

               3.1 Restrictions on Public Sale by Holders. Each Selling Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement during a period, not to exceed 90 days, beginning on the closing date of each underwritten offering made pursuant to such

Registration Statement, to the extent timely notified in writing by the managing underwriters.

               3.2 Restrictions on Public Sale by the Company and Others. The Company agrees not to effect any public sale or distribution of its Common Stock, during a period, not to exceed 45 days, beginning on the closing date of an underwritten offering made pursuant to a Registration Statement filed under
Section 2 hereof to the extent timely notified in writing by the managing underwriters (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms).

        4. Registration Procedures. In connection with the Company's registration obligations pursuant to Section 2 hereof, the Company will use its commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will:

               4.1 Preparation of Registration Statement. Prepare and file with the SEC, within the time periods specified in Section 2, a Registration Statement on such form as may be appropriate under the Securities Act, and use its best efforts to cause such Registration Statement to become effective.

               4.2 Maintaining Effectiveness. Promptly prepare and file with the SEC such amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for a period of not more than 180 days (or, in the case of an underwritten offering, no more than five (5) business days), or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold.

               4.3 Notification. Immediately notify the Selling Holders and the managing underwriters, if any, and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iv) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading.

               4.4 Stop Orders. Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the qualification of any Registrable Securities for sale in any jurisdiction at the earliest possible moment.

               4.5 Consultation with Holders. Prior to the filing of any Registration Statement or amendment thereto, provide copies of such document to the Selling Holders and to the managing underwriters, if any, make the Company's representatives and the Company's counsel available for discussion of such document and make such changes in such document relating to the Selling Holders prior to the filing thereof as such Selling Holders, counsel for such Selling Holders, or underwriters may reasonably request.

               4.6 Copies of Registration Statements. Furnish to each Selling Holder and each managing underwriter, if any, without charge, at least one originally executed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

               4.7 Prospectuses. Deliver to each Selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (and each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request so long as the Registration Statement to which such Prospectus or any amendment or supplement thereto relates is effective.

               4.8 Blue Sky Laws. Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the Selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Selling Holder or underwriter reasonably requests, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject.

               4.9 Amendments Upon Changes. Upon the occurrence of any event contemplated by Sections 4.3(ii), (iii) or (iv) or 4.4 above, prepare, as promptly as practicable, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

               4.10 Underwriting Agreements. Enter into such customary agreements (including an underwriting agreement) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities.

               4.11 Compliance with Laws; Section 11(a). Otherwise use its best efforts to comply with all applicable federal and state securities laws (including without limitation the rules and regulations of the SEC), and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of each 12-month period (or within 90 days after the end of a fiscal year).

               4.12 Opinions. At the request of any Selling Holder, use its commercially reasonable efforts to furnish on the date that the Registrable Securities are delivered to that Holder and any underwriter for sale in connection with a registration pursuant to this Agreement (i) an opinion of the counsel representing the Company for the purposes of such registration, and (ii) a letter from the independent certified public accountants of the Company, each dated such date and in form and substance as is customarily given by counsel and independent certified public accountants to underwriters in an underwritten public offering, addressed to any Selling Holders' underwriter and to the Selling Holders.

        5.     Selling Holders' Obligations.

               5.1 Provision of Information. The Company may require each Selling Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities by, and such other information relevant to, the Selling Holder for inclusion in such Registration Statement, as the Company may from time to time reasonably request in writing.

               5.2 Discontinued Use of Prospectus. Each Holder of Registrable Securities agrees by execution of this Agreement that, upon receipt of any written notice from the Company of the happening of any event of the kind described in clauses (ii), (iii) or (iv) of Section 4.3 or Section 4.4 hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4.9 hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period mentioned in Section 4.2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received the copies of the supplemental or amended Prospectus contemplated by Section 4.9 hereof or the Advice.

               5.3 Underwriting Agreement. Each Selling Holder participating in an underwritten offering pursuant to Section 2.1 or 2.2 will enter into a customary underwriting agreement on terms reasonably satisfactory to the managing underwriter.

        6. Registration Expenses. The Company shall bear all expenses other than Selling Holder Expenses (defined below) incurred in connection with any Registration Statement, including without limitation all registration and filing fees, fees with respect to any filings required to be made with the National Association of Securities Dealers, listing fees relative to any stock exchange or national market system, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and expenses of counsel for the underwriters in connection therewith), printing expenses, fees and disbursements of counsel for the Company, and fees and disbursements of all independent public accountants of the Company. Each Selling Holder shall bear his or its pro rata share of any Selling Holder Expenses. "SELLING HOLDER EXPENSES" shall consist of and be limited to (i) the Selling Holder's legal costs, including the fees and expenses of any counsel selected by the Selling Holder to represent him or it, and (ii) the proportionate share of brokerage or underwriting commissions attributable to the Selling Holder's shares.

        7.     Indemnification.

               7.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) (a "CONTROLLING PERSON"), and each officer, director, employee and agent of such Holder and each controlling person and each underwriter or selling agent (the "INDEMNIFIED PARTIES") from and against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as (i) the Company has demonstrated that the same are caused by or contained in any information furnished to the Company by such Holder, expressly for use therein, or (ii) the Company has advised such Holders' Representative in writing of a Section 4.3(iv) event and the Holder has sold Registrable Securities notwithstanding receipt of such notice prior to receipt of a supplement or amended Prospectus pursuant to Section 4.9 herein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Holder. The indemnity provided herein shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of Registrable Securities by the Selling Holder.

               7.2 Indemnification by Holders. In connection with the Registration Statements hereunder, each Selling Holder agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and each director, officer, employee and agent of each such Person from and against any losses, claims, damages, liabilities and expenses caused by any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that the Company has demonstrated that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event, however, shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of underwriters' discounts and commissions) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be obligated to give to, and shall be entitled to receive from, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution customary indemnities.

               7.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume within a reasonable period of time the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims or such Person may have separate or additional defenses (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one principal and one local counsel for all parties indemnified by such indemnifying party with respect to such claim.

               7.4 Contribution. If the indemnification provided for in Sections
7.1 or 7.2 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the underwriters on the other hand, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the underwriters on the other hand from the offering of all of the securities sold in the offering, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other hand, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7.4, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Common Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holders' obligations to contribute pursuant to this Section 7.4 are several in proportion to the proceeds of the offering received by each Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

        8. Selection of Underwriters. In connection with any request for registration under Section 2.1 hereof, the Company shall be entitled to select the managing underwriter if it is also registering shares on its own behalf. The Selling Holders, however, shall be entitled to select the co-managing underwriter. If the Registration Statement covers only shares being sold by the Selling Holders, then the Selling Holders shall be entitled to select the managing underwriter, subject to approval by the Company, which approval shall not be unreasonably withheld. In connection with any registration under Section 2.2, the Selling Holders shall have no right to select underwriters.

        9. Rule 144 The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as may be reasonably and customarily requested by any Holder of Registrable Securities, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. The Company also agrees that it will take commercially reasonable efforts to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements and such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC or any state securities authorities which permits the selling of any such securities without registration or pursuant to such form.

        10. Transfer of Registration Rights. The registration rights granted pursuant to this Agreement shall be available to a transferee of any Registrable Securities if (i) the transferring Holder gives the Company written notice of such transfer, identifying the name and address of the transferee and the securities involved; (ii) the transferee agrees in writing to be bound by the provisions of this Agreement; and (iii) (A) the transferee is a Vulcan Affiliate, (B) as a result of such transfer, the transferee holds at least 250,000 shares of Common Stock (assuming conversion into or exercise for Common Stock, at the conversion rate or exercise price then in effect, if the transfer is of Series A Preferred Stock or the Vulcan Warrant (in whole or in part), as applicable) or (C) such transferee is a bank, insurance company or other financial institution or any assignee of the same that has received shares of Common Stock as a result of its foreclosure on any shares of Series A Preferred Stock or Common Stock, that were pledged, mortgaged or otherwise encumbered by Holder for financing purposes.

        11.    Miscellaneous.

               11.1 Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

               11.2 No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or limits or impairs the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

               11.3 Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

               11.4 Notices. All notices or other communications hereunder shall be in writing and shall be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested), or (iv) facsimile or similar electronic device, to such address as may be designated from time to time by the relevant party, and which shall initially be: (i) in the case of the Company, 3393 Octavius Drive, Suite 102, Santa Clara, CA 95054,
Attention: Chief Financial Officer, facsimile (408) 748-2241, with a copy to Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, CA 92121,
Attention: Julie M. Robinson, Esq.; and (ii) in the case of Vulcan, 110 110th Avenue N.E., Suite 550, Bellevue, Washington 98004, attention: William D. Savoy, facsimile (425) 453-1985, with a copy to Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067, Attn: Alvin G. Segel, Esq., facsimile
(310) 203-7199. All notices and other communications shall be deemed to have been given (i) if delivered by the United States mail, three business days after mailing (five business days if delivered to an address outside of the United

States), (ii) if delivered by a courier or other delivery service, one business day after dispatch (two business days if delivered to an address outside of the United States), and (iii) if personally delivered or sent by facsimile or similar electronic device, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by facsimile or similar electronic device, shall be the time and date indicated on the transmission confirmation receipt). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.

               11.5 Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may be amended, altered or modified only by a writing signed by the Company, the Majority Holders.

               11.6 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

               11.7 Governing Law. All questions with respect to the Agreement and the rights and liabilities of the parties shall be governed by the laws of the State of Delaware, regardless of the choice of laws provisions of Delaware or any other jurisdiction.

               11.8 Attorneys' Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any Person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation.

               11.9 Headings. The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Article or Section.

               11.10 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               11.11 Gender. Throughout this Agreement, as the context may require, the masculine gender includes the feminine and neuter; and the neuter gender includes the masculine and feminine.

               11.12 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



               [Remainder of this page intentionally left blank.]

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth hereinabove.

                                            FVC.COM, INC.


                                            By: /s/ TRUMAN COLE
                                               ---------------------------------
                                                  Truman Cole
                                                  Chief Financial Officer


                                            VULCAN VENTURES INCORPORATED


                                            By: /s/ WILLIAM D. SAVOY
                                               ---------------------------------
                                                  William D. Savoy
                                                  President